JONES LANG LASALLE®

*Real value in a changing world*

Supplemental Information Third Quarter Earnings Call 2011 Exhibit 99.2

Market & Financial Overview

Q2 2011
Capital Value growth slowing
Capital Value falling
Capital Value growth accelerating
Capital Value bottoming out
Shanghai
London
Sao Paulo, Washington DC
Hong Kong
New York, Moscow
Singapore
San Francisco
Chicago, Toronto
Beijing
Berlin, Stockholm
Atlanta, Dallas
Paris, Sydney
Mumbai
Frankfurt, Milan
Brussels, Seoul
Detroit
Madrid, Tokyo

Jones Lang LaSalle

Capital Values
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Q3 2011
Hong Kong
Washington DC
London
Moscow, Paris
Chicago, Stockholm
Atlanta, Dallas
Frankfurt, Milan
Brussels
Seoul
Madrid, Tokyo
Detroit
Berlin, Toronto
San Francisco, Beijing
New York, Sao Paulo
Shanghai
Singapore
Sydney
Mumbai
Americas
EMEA
Asia Pacific
As of Q3 2011
The Jones Lang LaSalle Property Clocks
SM

Q2 2011
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Hong Kong
Singapore
London
Sao Paulo, Moscow
Shanghai
San Francisco
New York, Beijing
Stockholm
Washington DC
Sydney, Berlin, Paris
Mumbai
Toronto
Dallas
Frankfurt, Milan
Johannesburg
Atlanta, Chicago
Rome, Tokyo
Los Angeles, Brussels
Madrid
Mexico City
Detroit
Dubai
Seoul

Leasing Market Fundamentals
Q3 2011
As of Q3 2011
The Jones Lang LaSalle Property Clocks
SM
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Detroit, Dubai
Seoul
San Francisco
New York
Washington DC, Toronto,  Milan
Dallas, Mumbai
Atlanta
Frankfurt
Johannesburg
Chicago
Rome
Tokyo
Los Angeles
Brussels
Madrid
Berlin, Sydney
Stockholm
Sao Paulo, Paris
Beijing
London
Moscow
Mexico City
Hong Kong
Singapore
Shanghai
Americas
EMEA
Asia Pacific

Q3 Selected Business Wins and Expansions

Americas
EMEA
Asia Pacific
– HSBC – 10M sf
– Principal Financial – 7M sf
– Red Roof Inns Portfolio, U.S. - $151M
– One Shell Square, New Orleans - $102M
– 1700 Market, Philadelphia - $144M/$123M
– MetLife, New York – 276K sf
– Morris, Manning & Martin, Atlanta – 118K sf
– Nexen, Dallas – 191K sf
– HSBC – 4M sf
– Rolls Building, London - £305M
– Friederich Carre, Berlin – €53M
– Magnolia Shopping Centre, Poland – €220M
– AXA, Brussels – 538K sf
– MRSK, Moscow – 82K sf
– SNS REEAL, Amsterdam – 70K sf
– HSBC – 6M sf
– Pertamina, Indonesia – 2M sf
– Abacus, Australia – $628M
– SOHO China, Shanghai – $296M
– Crowne Plaza Airport, Singapore – $231M
– AIG Edison Life, Japan – 2M sf
– Agile Property Holdings, Guangzhou – 130K sf
– Australia Prop. Growth Fund – 3M sf

Financial Information

Q3 2011 Revenue Performance
Note: Equity earnings (losses) of $0.5M and ($2.0M) in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific
$379.3
$309.1
2011 2010
Consolidated
$903.2
$708.4
2011 2010
($ in millions, % change in USD)
LIM
23%
46%
22% 21%
28%
$247.3
$169.3
2011 2010
$200.6
$165.0
2011 2010
$76.5
$63.0
2011 2010

| |  |  |  |  |
|---|---|---|---|---|
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |

Jones Lang LaSalle

Asia Pacific

Q3 2011 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$186.9
$36.4
$79.4
$46.1
$30.5
$379.3
22%
44%
27%
13%
9%
23%
$57.5
$59.3
$40.2
$46.3
$44.0
$247.3
20%
91%
23%
59%
54%
46%
$44.5
$21.3
$93.1
$21.7
$19.9
$200.5
26%
16%
23%
13%
19%
22%
$288.9
$117.0
$212.7
$114.1
$94.4
$827.1
23%
57%
25%
28%
29%
Total RES
Revenue
29%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).
($ in millions; % change in USD )

YTD 2011 Revenue Performance
Note: Equity earnings (losses) of $2.7M and ($10.9M) in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific LIM
$833.1
$1,015.8
2011 2010
Consolidated
$1,969.4
$2,436.4
2011 2010
24%
($ in millions; % change in USD )
$633.3
$491.4
2011 2010
$580.6
$455.3
2011 2010
$178.7
$209.5
2011 2010
22% 29%
28% 17%

| |  |  |  |  |
|---|---|---|---|---|
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↔ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |

Jones Lang LaSalle

Asia Pacific

YTD 2011 Real Estate Services Revenue
($ in millions; % change in USD )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$501.7
$87.9
$220.4
$124.1
$79.1
$1,013.2
22%
79%
21%
12%
(1%)
22%
$155.1
$126.0
$110.3
$130.9
$111.3
$633.6
16%
41%
8%
58%
33%
29%
$123.3
$72.8
$265.8
$60.0
$58.5
$580.4
27%
39%
24%
34%
25%
27%
$780.1
$286.7
$596.5
$315.0
$248.9
$2,227.2
22%
50%
19%
32%
18%
25%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

Fund Management $17.6
Separate Accounts $17.2
Public Securities $13.1

JONES LANG LASALLE

YTD Q3 2011 Highlights
LaSalle Investment Management
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $12.0 Above benchmark
Continental Europe $4.5 Return: >1x equity
North America $10.1 Above benchmark
Asia Pacific $8.2 Return: >1x equity
Public Securities $13.1 Above benchmark
Total Q3 2011 AUM $47.9 B
AUM by Fund type
Note: AUM data reported on a one-quarter lag
($ in billions)
•
Stable, high margin advisory fees augmented by incentive fees in Q3 2011
•
Nearly $5 billion of net new capital commitments raised YTD 2011
•
Trinity Funds Management acquisition added $700 million of assets under management and increased credibility in Australia

Solid Cash Flows and Balance Sheet Position
• Steady quarterly improvement in Cash
from Operations
- $16 million of restructuring charges
included in Q3 2011 Cash from Earnings
• 2011 acquisition activity supplements
organic growth:
- King Sturge closed in Q2 2011
- Second deferred Staubach obligation paid
in Q3 2011
- Trinity Funds Management acquired in Q3
2011; $23 million of related co-investment
funded in Q3 2011
• Investment grade ratings
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
($ in millions)
YTD Q3 2011 Highlights
2011
Q1 Q2 Q3
Cash Flows
Cash from Earnings $42 $81 $68
Working Capital (239) (20) 27
Cash from / (used in) Operations ($197) $61 $95
Primary Uses
Capital Expenses (17) (19) (20)
Acquisitions & Deferred Payment Obligations (25) (210) (162)
Co-Investment (2) 2 (47)
Dividends - (7) -
Net Cash Outflows ($44) ($234) ($228)
Net Share Activity & Other Financing (4) (2) (8)
Net Bank Debt  (Borrowings) / Repayments ($245) ($175) ($141)
Balance Sheet
Cash $101 $96 $86
Short Term Borrowings 42 45 54
Credit Facility 278 444 567
Net Bank Debt $219 $393 $535
Deferred Business Obligations 293 439 292
Total Net Debt $512 $832 $827
Net Interest Expense $8.0 $9.6 $9.7

Appendix

Capital Values
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Q3 2010
London
Washington DC
Paris, Seoul
Beijing
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Hong Kong
Detroit
Dallas
Brussels, Madrid
Shanghai
Milan, Mumbai,
Sydney
New York, Sao Paulo
Chicago, San Francisco
Toronto, Singapore
Berlin, Stockholm, Tokyo
Q3 2011
Hong Kong
Washington DC
London
Moscow, Paris
Chicago, Stockholm
Atlanta, Dallas
Frankfurt, Milan
Brussels
Seoul
Madrid , Tokyo
Moscow
Atlanta, Frankfurt
Detroit
Berlin, Toronto
San Francisco, Beijing
New York, Sao Paulo
Shanghai
Singapore
Sydney
Mumbai
Americas
EMEA
Asia Pacific
As of Q3 2011
The Jones Lang LaSalle Property Clocks
SM

Leasing Market Fundamentals
Q3 2011
As of Q3 2011
The Jones Lang LaSalle Property Clocks
SM
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Paris, Stockholm
Mumbai, Sydney, Tokyo
Hong Kong
London, Shanghai
Milan, Johannesburg
Chicago
Madrid, Seoul
Rental Value
growth slowing
Rental Values
falling
Rental Value
growth
accelerating
Rental Values
bottoming out
Detroit
Los Angeles
San Francisco
Berlin
Moscow
Q3 2010
Mexico City
Singapore
New York, Brussels, Frankfurt
Atlanta, Dallas, Toronto, Rome
Dubai
Washington DC
Sao Paulo
Beijing
Detroit, Dubai
Seoul
San Francisco
New York
Washington DC, Toronto,  Milan
Dallas, Mumbai
Atlanta
Frankfurt
Johannesburg
Chicago
Rome
Tokyo
Los Angeles
Brussels
Madrid
Berlin, Sydney
Stockholm
Sao Paulo, Paris
Beijing
London
Moscow
Mexico City
Hong Kong
Singapore
Shanghai
Americas
EMEA
Asia Pacific

Q3 2011 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$46.5
$46.0
2011 2010
Consolidated
$93.7
$78.7
2011 2010
* Refer to slide 18 for Reconciliation of GAAP Net Income to adjusted EBITDA for the three months ended September 30, 2011, and 2010, for details relative to these adjusted
EBITDA calculations. Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income, which excludes Restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)
$10.4
$7.4
2011 2010
$17.0
$11.0
2011 2010
$19.8
$13.6
2011 2010

YTD 2011 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$107.1
$105.2
2011 2010
Consolidated
$216.0
$193.7
2011 2010
* Refer to slide 18 for Reconciliation of GAAP Net Income to adjusted EBITDA for the nine months ended September 30, 2011, and 2010, for details relative to these adjusted
EBITDA calculations. Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income, which excludes Restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest and, dividends on unvested common stock.
($ in millions)
$12.7 $14.3
2011 2010
$50.2
$33.7
2011 2010
$45.8
$33.0
2011 2010

($ in millions)
Reconciliation of GAAP Net Income to Adjusted EBITDA
Three Months Ended
September 30,
Nine Months Ended
September 30,
2011 2010 2011 2010
Net income attributable to common
shareholders $33.9 $37.1 $79.2 $69.1
Add:
Interest expense, net of interest income 9.7 11.5 27.2 35.7
Provision for income taxes 11.3
26.9              20.8
Depreciation and amortization 22.8 17.7 60.5 53.0
EBITDA $ 77.7 $ 77.4            $ 193.8 $ 178.6
Restructuring and acquisition charges 16.0 0.4 22.2 5.5
Non-cash co-investment charges - 0.9 - 9.6
Adjusted EBITDA $ 93.7 $ 78.7            $ 216.0 $ 193.7
11.1

($ in millions)
Reconciliation of GAAP Net Income to Adjusted Net Income
Three Months Ended
September 30,
Nine Months Ended
September 30,
2011 2010 2011 2010
GAAP Net income attributable to common
shareholders $    33.9 $    37.1 $    79.2 $    69.1
Shares (in 000s) 44,355 44,089 44,377 44,064
GAAP earnings per share $    0.76 $    0.84 $    1.79 $    1.57
GAAP Net income attributable to common
shareholders $    33.9 $    37.1 $    79.2 $    69.1
Restructuring and acquisition charges, net 12.0 0.3 16.6 4.2
Intangible amortization, net 3.7              - 5.0 -
Non-cash co-investment charges, net - 0.7 - 7.4
Adjusted net income $    49.6 $    38.1 $    100.8 $    80.7
Shares (in 000s) 44,355 44,089 44,377 44,064
Adjusted earnings per share $    1.12 $    0.86 $    2.27 $    1.83